Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

Note W—Subsequent Events

Bankruptcies

        Subsequent to December 31, 2011, four of our customers, including one with two separate operating certificates, ceased operations or filed for bankruptcy, or its equivalent, and returned 42 of our aircraft. As a result, we performed a recoverability analysis and recorded impairments of $43.9 million in 2011 related to those aircraft (see Note F—Aircraft Impairment Charges on Flight Equipment Held for Use). In addition, we also recorded aggregate reserves of $23.0 million on two finance and sales-type leases (see Note J—Net Investment in Finance and Sales-type Leases) for the year ended December 31, 2011. See Note P—Other Information for lease revenue from lessees who have filed for bankruptcy protection or have ceased operations.

Senior Secured Term Loan

        On February 23, 2012, one of our indirect, wholly owned subsidiaries entered into a secured term loan agreement in the amount of $900 million. The loan matures on June 30, 2017, and bears interest at LIBOR plus a margin of 4.0%, or, if applicable, a base rate plus a margin of 3.0%. The obligations of the subsidiary borrower are guaranteed on an unsecured basis by ILFC and on a secured basis by certain wholly owned subsidiaries of the subsidiary borrower. The security granted includes the equity interests in certain special purpose subsidiaries of the subsidiary borrower ("SPEs") that have been designated as non-restricted under our indentures and that hold title to 62 aircraft and all related equipment and leases with an average appraised base market value, as defined in the loan agreement, of approximately $1.66 billion as of December 31, 2011. The $1.66 billion equals an initial loan-to-value ratio of approximately 54%. The principal of the loan is payable in full at maturity with no scheduled amortization. We can voluntarily prepay the loan at any time, subject to a 1% prepayment penalty prior to February 23, 2013.

        The loans require a loan-to-value ratio of no more than 63%. If the subsidiary borrower does not maintain compliance with the maximum loan-to-value ratio, it will be required to prepay portions of the outstanding loans, deposit an amount in the cash collateral account or transfer additional aircraft to SPEs, subject to certain concentration criteria, so that the ratio is equal to or less than the maximum loan-to-value ratio.

        The loan facility contains customary covenants and events of default, including covenants that limit the ability of the subsidiary borrower and its subsidiaries to incur additional indebtedness and create liens, and covenants that limit the ability of ILFC, the subsidiary borrower and its subsidiaries to consolidate, merge or dispose of all or substantially all of their assets and enter into transactions with affiliates.

Repayment and Termination of Credit Facility

        On February 23, 2012, we repaid and terminated our $2.5 billion revolving credit agreement, dated as of October 13, 2006 and amended as of April 16, 2010 and December 17, 2010. As of December 31, 2011, there was $456.9 million outstanding under this credit facility, consisting of secured loans that were scheduled to mature in October 2012. The loans were secured by a lien on the equity interests of certain of our non-restricted subsidiaries that own certain aircraft, some of which were used to secure our new secured term loan described above.

AeroTurbine Revolving Credit Agreement

        On February 23, 2012, we increased the aggregate amount available under the AeroTurbine credit facility dated December 9, 2011, by $95 million for a maximum aggregate available amount of $430 million. AeroTurbine has the option to increase the aggregate amount available under the facility by an additional $70 million, either by adding new lenders or allowing existing lenders to increase their commitments if they choose to do so.